SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005

POGO PRODUCING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7792	74-1659398
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5 Greenway Plaza, Suite 2700
Houston, Texas 77046-0504
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 297-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 26, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of Pogo Producing Company (the “Company”) completed its annual performance and compensation review of the Company’s executive officers and approved changes to annual compensation arrangements effective as of August 1, 2005.  Following is a description of the compensation changes that were approved by the Committee for the Company’s “named executive officers” identified in the Company’s proxy statement dated March 28, 2005, along with a description of the extensions of the employment agreements of certain executive officers.

Annual Base Salary

The following table sets forth the annual base salaries of the named executive officers approved by the Committee effective August 1, 2005.

Paul G. Van Wagenen Chairman of the Board, President and Chief Executive Officer	$1,640,000

Steven R. Brunner Executive Vice President—Operations	$600,000

Jerry A. Cooper Executive Vice President and Regional Manager—Western United States	$600,000

John O. McCoy, Jr. Executive Vice President and Chief Administrative Officer	$410,000

James P. Ulm, II Senior Vice President and Chief Financial Officer	$365,000

Bonus

The Committee approved the following bonus payments to the named executive officers in respect of performance during 2004.  One-third of each amount set forth below is payable in cash on August 1, 2005, with the remaining portion payable in two equal increments in August 2006 and August 2007, contingent upon the officer’s continued employment on those dates.

Mr. Van Wagenen	$750,000

Mr. Brunner	$250,000

Mr. Cooper	$250,000

Mr. McCoy	$225,000

Mr. Ulm	$225,000

Restricted Stock Awards and Tax Assistance Payments

The Committee approved the following awards of restricted stock, effective as of August 1, 2005, to the named executive officers in respect of 2004 performance pursuant to its 2004 Incentive Plan.  The officers will receive dividends on the restricted stock, and each award will vest in four equal annual increments beginning in August 2006, contingent upon the officer’s continued employment on the applicable vesting date.

Mr. Van Wagenen	36,000 shares

Mr. Brunner	15,000 shares

Mr. Cooper	15,000 shares

Mr. McCoy	12,000 shares

Mr. Ulm	12,000 shares

The Committee also approved the following additional tax assistance payments to be made in August 2005.  The payments are intended to cover a portion of the tax liabilities associated with the vesting in 2005 of restricted stock granted in prior years and thereby to encourage continued ownership of the Company’s stock.

Mr. Van Wagenen	$206,250

Mr. Brunner	$82,500

Mr. Cooper	$82,500

Mr. McCoy	$75,000

Mr. Ulm	$63,750

Employment Agreements

The Committee also acted to extend the term of existing employment agreements with the named executive officers and other executive officers who are parties to such agreements.  The amendment extends the previous expiration date of the agreements from August 1, 2006 to August 1, 2007.  The agreements as in effect prior to the extension are described in the Company’s proxy statement dated March 28, 2005 under “Executive Compensation—V. Employment Agreements” and are included as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Item  9.01 Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description

10.1	2004 Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed on Schedule 14A, March 29, 2004, File No. 001-7792)

10.2	Form of Restricted Stock Award Agreement Under Incentive Plans

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY

Date: August 1, 2005	By:	/s/ John O. McCoy, Jr.
John O. McCoy, Jr.
Executive Vice President and Chief Administrative Officer